U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K


CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):
August 10, 1999


                  eConnect                   .
(Exact name of registrant as specified in its charter)


                 Nevada                .
(State or jurisdiction of incorporation or organization)


       33-68570        .
(Commission File Number


             43-1239043             .
(I.R.S. Employer Identification Number


             2500 Via Cabrillo Marina, Suite 112, San
Pedro, California                 90731
                                (Address of principal
executive offices)
(Zip Code)


Registrant's telephone number:  (310) 514-9482



(Former name or former address, if changed since last report)


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

	The Registrant has acquired a significant amount of assets, other than in the ordinary course of business, as follows:

	Effective on August 12, 1999, the Registrant acquired all of the stock and other assets of eBet.com, Inc., a Nevada corporation ("eBet"). These assets consisted of certain technology in connection with on-line wagering. As part of this transaction, the Registrant also agreed to assume all of the liabilities of eBet. This acquisition was completed with the following payments: (a) 400,000 free trading shares, and 1,000,000 restricted shares, paid to the shareholders of eBet; and (b) 1,200,000 free trading shares paid to the principal of this firm (Edward
James Wexler). In addition, the Registrant paid a total of $225,000 to satisfy the creditors of eBet and for other development costs in connection with the acquisition.

ITEM 5.  OTHER EVENTS.

	Effective on August 10, 1999, the telephone number of the Registrant was changed to: (310) 514-
9482.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        eConnect



Dated: August 23, 1999
By: /s/ Thomas S. Hughes
             Thomas S. Hughes, President
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